RAREVIEW LONGEVITY INCOME GENERATION FUND
Retail Class RLIGX Institutional Class RVIGX
SUMMARY PROSPECTUS November 1, 2016
Before you invest, you may want to review the Rareview Longevity Income Generation Fund’s (the “Fund”) statutory prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s statutory prospectus, SAI and other information about the Fund online at www.rareviewfunds.com.  You can also get this information at no cost by calling 888-RVFUNDS (888-783-8637) or by sending an e-mail request to info@rareviewfunds.com.

Investment Objective
The Rareview Longevity Income Generation Fund (the “Fund”) seeks to generate long-term capital appreciation and income.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held 90 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retail Class	Institutional Class
Management Fees	1.20%	1.20%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses(1)
Shareholder Servicing Fee	0.15%	0.15%
All Remaining Other Expenses	1.05%	1.05%
Total Other Expenses	1.20%	1.20%
Acquired Fund Fees and Expenses (1), (3)	1.84%	1.84%
Total Annual Fund Operating Expenses	4.49%	4.24%
Less: Fee Waiver and/or Expense Reimbursement(3)	-0.65%	-0.65%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.84%	3.59%

(1)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(2)
Acquired Fund Fees and Expenses for the Fund’s current fiscal year are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights (when available) because the financial statements include only the direct operating expenses incurred by the Fund.

(3)
Rareview Capital, LLC (“Rareview,” or, the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding front-end or contingent deferred loads, Rule 12b-1 fees, shareholder servicing plan fees, acquired fund fees and expenses, taxes, leverage/borrowing interest, interest expense, dividends on securities sold short, brokerage or other transactional expenses and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 1.75% of average daily net assets of each share class of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least October 18, 2018, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and paid expenses from the Fund within the three fiscal years from the date they were waived or paid, provided that the Fund is also able to make the repayment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap for the first two years). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Retail Class	$386	$1,172
Institutional Class	$362	$1,100

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available, though the Fund anticipates incurring a portfolio turnover rate in excess of 100% during its first full year of operation.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that under normal market conditions, the Fund will invest its assets primarily in long positions in a diversified portfolio of unaffiliated closed-end registered investment companies (“closed-end funds”). Under normal market conditions, the Fund will seek to achieve its investment objective by investing in closed-end funds trading at a discount or premium to their underlying asset value and that also produce income through regular payment of distributions.

Closed-end funds are investment companies registered with the U.S. Securities and Exchange Commission (“SEC”) that issue a fixed number of shares through an initial public offering, after which shares will typically be traded on an exchange such as the New York Stock Exchange (“NYSE”) or the Nasdaq National Market System. Unlike open-end investment companies, shares of closed-end funds are not redeemable with the fund on a daily basis. A share in a closed-end fund represents an investment in the underlying assets held by the closed-end fund. A closed-end fund’s value increases or decreases due to various factors, including but not limited to general market conditions, the market’s confidence in the closed-end fund advisor’s ability to generate desired investment returns, and investor confidence in the closed-end fund’s underlying assets. The Advisor seeks to select closed-end funds for the Fund’s portfolio whose shares are trading at a discount or premium relative to their underlying net asset values (“NAV”). A closed-end fund’s shares that are traded on an exchange may be bought or sold at a market price that is lower or higher than the per-share value of the closed-end fund’s underlying assets; when this occurs, the shares are considered to be traded at a discount or premium, respectively. The Fund may generate income in the form of capital gains when the Fund sells shares of a closed-end fund whose shares the Fund initially purchased at discount and whose NAV has subsequently moved closer to the per-share value of its underlying assets. The Fund may also receive income generated from distributions from its holdings in closed-end funds.

The Advisor will use a top-down macro-focused analysis to select closed-end funds that best fit within custom asset classes created by the Advisor that seek to mimic broader investment classes. Examples of these asset classes include but are not limited to (i) high-yield corporate bonds; (ii) investment-grade corporate fixed income securities; (iii) municipal bonds; (iv) leveraged loans; (v) aggregate fixed income securities; (vi) U.S. large capitalization equity securities; (vii) U.S. high-yielding equity securities; (viii) non-U.S. large capitalization equity securities; and (ix) master limited partnerships (“MLPs”). While the Fund may at times be invested in all of these asset classes, the Fund’s allocation to these asset classes may vary at the Advisor’s discretion, and the Fund is not required to invest in all of the asset classes. The Advisor uses a quantitative approach to measuring the relative discounted value or premium of each closed-end fund within an asset class to seek the closed-end fund investments which the Advisor believes have the potential to generate the highest levels of after-tax income. The Advisor’s weighting of each asset class will be determined by the top-down macro model’s measure of relative risk levels and expected return. Through its investments in the non-U.S. large capitalization equity securities and aggregate fixed income asset classes, the Fund may invest indirectly in emerging markets securities.

The Fund defines emerging markets securities as those issued by governments and companies of non-developed countries, as defined by the International Monetary Fund (“IMF”). The

While the Fund will invest primarily in closed-end funds, the Fund may invest up to 20% of its assets in exchange traded funds (“ETFs”) that are representative of one of the Advisor’s custom asset classes if, in the Advisor’s discretion, the ETFs will provide a better investment opportunity or liquidity for the asset class.

The Advisor may sell or reduce the Fund’s position in a holding for a variety of reasons when appropriate and consistent with the Fund’s investment objectives and policies, or when the holding no longer meets the Advisor’s investment selection criteria. Generally, the Fund will sell or reduce its position in a closed-end investment company when its per-share price has deviated significantly from its perceived value, as determined by the Advisor. The Fund may also sell or reduce its positions when attempting to rebalance the distribution of Fund assets among asset classes in the interest of affecting the Fund’s relative risk levels and expected returns.

Principal Risks of Investing in the Fund

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. As a result of the Fund’s direct investments in closed-end funds, the Fund is indirectly exposed to the risks of the investments held and operations conducted by these closed-end funds. The following principal risks apply to the Fund directly or indirectly through its investments in closed-end funds:

Bank Loan Risk. The Fund’s investments in closed-end funds may indirectly subject the Fund to the risks associated with bank loans to the extent that the closed-end funds invest in bank loans. Investments in secured and unsecured assignments of (or participations in) bank loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the closed-end fund will depend primarily upon the creditworthiness of the borrower (whose financial condition may be troubled or highly leveraged) for payment of principal and interest. When a closed-end fund is a participant in a loan, the fund has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions involving floating rate loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Closed-End Funds Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their NAV. When the Fund purchases shares of a closed-end fund at a discount to its NAV, there can be no assurance that the discount will decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Many closed-end funds also utilize leverage, which will expose the Fund to greater risk of significant changes in share prices of the closed-end funds’ share prices, and will require payment of leverage interest or dividend expenses, reducing the closed-end fund’s overall return. Closed-end funds also expose the Fund to illiquidity risks because closed-end funds may have smaller market capitalizations than other exchange-traded investments. Please see the below risk disclosure entitled “Illiquidity Risk” for more information on the risks of investing in illiquid securities.

Control of Portfolio Funds Risk. Although the Advisor will evaluate regularly each closed-end fund in which the Fund invests (collectively, the “Portfolio Funds”) to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a closed-end fund. The investment advisor to each closed-end fund may change aspects of its investment strategies at any time. The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a closed-end fund.

Derivatives Risk. To the extent the Fund invests in closed-end funds that invest in equity securities, the Fund may be subject to the risks of investing in derivatives securities. This involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives can be volatile and illiquid and may entail investment exposure greater than the total value of the derivatives’ underlying assets (their “notional amount”).

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Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. Investing in futures usually exposes investors in a greater degree of leverage than other investments. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

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Options. The market values of options may not always move in synch with the market value of the underlying securities. Specific market movements of an option and the instruments underlying an option cannot be predicted. The purchaser of an option is subject to the risk of losing the entire purchase price of the option if the option has not been sold or exercised prior to the option’s expiration date.

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Swaps. Swaps are agreements to exchange cash flows. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss.

Equity Risk. To the extent the Fund invests in closed-end funds that invest in equity securities, the Fund may be subject to the risks of investing in equity securities. The value of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment generally. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stock may be subject to liquidity risks. Securities such as bonds, notes, debentures, or preferred stock may be convertible into common stock and have valuations that tend to vary with fluctuations in the market value of the underlying stock. Preferred stock and convertible stock may change in value based on changes in interest rates.

Exchange Traded Fund Risk. As with investments in all investment companies, investments in ETFs are subject to market and management risk. In addition, if the Fund acquires shares of ETFs, its shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the ETFs. Investments in ETFs are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares.

Fixed Income Risk. To the extent the Fund invests in closed-end funds that invest in fixed income securities, the Fund may be subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.

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High Yield Fixed Income Securities. Fixed income securities in a closed-end fund that are rated below investment grade (i.e., “high yield fixed income securities” or “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer. High yield fixed income securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

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Municipal Fixed Income Securities. Municipal securities are debt obligations issued by or on behalf of the cities, districts, states, territories and other possessions of the United States that pay income exempt from regular federal income tax. The profitability of these securities depends on the ability of the issuers of the municipal securities, or any entity providing a credit enhancement, to continue to meet their obligations for the payment of interest and principal when due. Any adverse economic conditions or developments affecting the states or municipalities that issue the municipal securities in which the closed-end funds invest could negatively impact the funds.

Foreign Securities Risk. The Fund may be exposed to foreign securities through its investments in closed-end funds. Investments in foreign securities are subject to special risks above and beyond those normally associated with domestic securities. Due to economic, political, and social instabilities in foreign markets, foreign securities can be more volatile than domestic securities.

Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds. A fund of funds will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund’s investment will fluctuate in response to the performance of such portfolio. Shareholders in the Fund will indirectly bear fees and expenses charged by the closed-end funds and mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses.

General Market Risk. The net asset value and investment return of funds will fluctuate based upon changes in the value of its portfolio securities. Certain securities held at a certain time may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Illiquidity Risk. Certain of the Fund’s investments may not be readily sold at the desired time or price, and may be sold at a lower price or may not have a sufficient market to be sold at all. An inability to sell securities can adversely affect the value of the Fund or prevent the Fund from taking advantage of other investment opportunities. Also, an inability to sell securities may affect the Fund’s ability to meet redemption requests. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments in closed-end funds due to infrequent trading in such investments. The prices of such investments may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such investments without an unfavorable impact on prevailing market prices, or make it difficult for the Advisor to dispose of such investments at a fair price at the time the Advisor believes it is desirable to do so. Closed-end funds that are liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil or economic uncertainty. Illiquid and relatively less liquid investments may be harder to value.  The Fund is limited to investing only 15% of its net assets (plus borrowings for investment purposes) in illiquid securities.

Investment Advisor Risk. The Advisor was recently formed and registered with the SEC. The Advisor does not have previous experience managing an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act). Accordingly, investors in the Fund bear the risk that the Advisor’s inexperience managing a registered investment company may limit its effectiveness. The experience of the portfolio manager is discussed in “Management of the Fund – Investment Advisor.” The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. In addition, the Advisor’s investment methodology may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another methodology or investment strategy.

Large-Cap Securities Risk. To the extent the Fund invests in closed-end funds that invest in large-cap securities, the Fund may be subject to the risks involved in investing in large-cap securities. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Master Limited Partnerships. As part of the Fund’s investments in closed-end funds, the Fund may invest in securities (units) of MLPs, which involve risks that differ from an investment in common stock. MLPs are separate entities with expenses that are separate from the Fund. To the extent that an MLP’s interests are all in a particular industry or sector, such as natural resources or energy, the MLP will be negatively impacted by economic events adversely impacting that industry or sector. Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

New Fund Risk. The Fund is new with no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject shareholders to a higher tax liability.

REITs Risk. To the extent the Fund invests in closed-end funds that invest in REITs, the Fund may be subject to the risks involved in investing in REITs. REITs are companies that own or finance income-producing real estate. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund may invest in closed-end funds invested in REITs within a number of the Advisor’s custom asset classes, which includes but may not be limited to the U.S. High Yielding Equity asset class.

Rights and Warrants Risk. To the extent the Fund invests in closed-end funds that invest in rights and warrants, the Fund may be exposed to the risks involved in investing in rights and warrants. Rights and warrants are options to purchase common stock at a specified price for a specified period of time. Their prices do not necessarily move parallel to the prices of the underlying securities and expire worthless if not exercised within the specified period of time.

Performance

Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Once the Fund has been in operation for at least a full calendar year, performance information will be shown in the Prospectus. Updated performance information will be available on the Fund’s website at www.rareviewfunds.com or by calling the Fund toll-free at 888-RVFUNDS (888-783-8637).

Management

Investment Advisor
The Fund’s investment advisor is Rareview Capital LLC.

Portfolio Manager
Neil Azous, Chief Investment Officer and Portfolio Manager, has managed the day-to-day operations of the Fund since its inception in 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail to Rareview Longevity Income Generation Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 888-RVFUNDS (888-783-8637), by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown in the table below.

	Retail Class	Institutional Class	Retirement Accounts
Minimum Initial Investment	$2,500	$1,000,000	$2,500
Minimum Subsequent Investment	$500	$1,000	$1,000

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.